SCHEDULE 14A INFORMATION

	Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement		[ ] Confidential, for use of
the Commission only (per Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-ll(c) or Rule 14a-12

	                 WALKER INTERNATIONAL INDUSTRIES, INC.
	(Name of Registrant as Specified In Its Charter)

	                 WALKER INTERNATIONAL INDUSTRIES, INC.
	(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated, and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-ll(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: ______________
(2) Form, Schedule or Registration Statement No.: _________________
(3) Filing Party: _________________
(4) Date Filed: __________________

WALKER INTERNATIONAL INDUSTRIES, INC.
880 South Lake Boulevard
Mahopac, New York  10541

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 27, 2001

To the Stockholders of
WALKER INTERNATIONAL INDUSTRIES, INC.:

You are cordially invited to attend the Annual Meeting of Stockholders
(the "Annual Meeting") of Walker International Industries, Inc. (the "Company"), which will be held at the Company's offices, located at 880 South Lake Boulevard, Mahopac, New York 10541 on June 27, 2001 at 9:00 a.m., New York time, to consider and act upon the following matters:

1. To elect three (3) Directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualify.

2. To consider and act upon a proposal to ratify the appointment of Kofler, Levenstein, Romanotto & Co., P.C., as the independent public auditors to audit the books of the Company for the fiscal year ending November 30, 2001.

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only Stockholders of record at the close of business on May 25, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors


Peter Walker, President
Mahopac, New York
May 30, 2001

Whether or not you expect to attend the Annual Meeting in person, please complete, date and sign the accompanying proxy card, which is being solicited on behalf of the Board of Directors, and return it in the enclosed postage prepaid envelope. Your proxy is revocable and will not be used if you are present and prefer to vote in person or if you revoke the proxy in writing.

WALKER INTERNATIONAL INDUSTRIES, INC.

PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held June 27, 2001

The Board of Directors of Walker International Industries, Inc., a Delaware corporation (the "Company"), presents this Proxy Statement and solicits the proxies of stockholders of the Company for the Annual Meeting of Stockholders to be held at the offices of the Company, 880 South Lake Boulevard, Mahopac, New York 10541 on June 27, 2001 at 9:00 a.m., local time, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

All proxies duly and properly completed, signed and received prior to the Annual Meeting and not revoked will be voted on all matters presented at the Annual Meeting in accordance with the instructions given on such proxies. In the absence of specific instructions, proxies so received will be voted "FOR" the named nominees for election to the Company's Board of Directors and "FOR" the ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as the Company's independent public auditors. Directors shall be elected by plurality of votes cast at the Annual Meeting, while ratification of auditors requires a majority of votes cast on the proposal. Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy, so called "broker non-votes," those votes will not be included in the vote totals, for purposes of determining whether proposals have received the requisite number of votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on the proposals scheduled for vote at the annual meeting. Abstentions, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matter that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

Only stockholders of record as of the close of business on May 25, 2001, the record date for the Annual Meeting, will be entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.
The total number of shares of the Common Stock, par value $.10 per share (the "Common Stock"), of the Company outstanding as of May 25, 2001 was 233,271 shares.

A proxy may be revoked at any time before being voted either by delivering to the Company, prior to the Annual Meeting, written notice of revocation or a duly executed proxy bearing a later date, or by giving notice of revocation in person at the Annual Meeting. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails.

A list of stockholders entitled to vote at the Annual Meeting will be available for review for matters germane to the Annual Meeting at the offices of the Company, 880 South Lake Boulevard, Mahopac, New York 10541, during normal business hours, for a period of ten days prior to the Annual Meeting for examination by any Stockholder. Such list will also be available for review by our stockholders during the Annual Meeting.

This Proxy Statement and the accompanying form of proxy, Notice of Annual Meeting of Stockholders and 2000 Annual Report to Stockholders are expected to be mailed to Stockholders commencing on or about
May 30, 2001.

VOTING SECURITIES

May 25, 2001 has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or adjournments thereof. As of that date, the Company had 233,271 Shares outstanding. The Common Stock is the only class of securities of the Company entitled to vote, and each share of Common Stock is entitled to one vote with respect to each matter set forth in the Notice of Meeting.

The following table sets forth, as of the record date, certain information concerning those persons known to the Company to be the beneficial owners of more than five percent of the Common Stock, the number of shares of Common Stock owned by all directors (each of whom is a nominee standing for re-election) and executive officers of the Company, individually, and by all directors and executive officers of the Company as a group:


Name and Address       Amount and Nature of       Percent of
of Beneficial Owners   Beneficial Ownership(1)    Class(2)

Peter Walker(3)          118,939(4)               51.0%

Richard Norris(3)          3,320                   1.4%

Charles Snow               2,151                    .9%
605 Third Avenue
New York, NY 10158

Peter Walker as Trustee   69,562(5)               29.8%
of The Robert Walker Life
Insurance Trust(3)

All Officers and
Directors as a Group
(Three Persons)          124,410(4)               53.3%
_________________________________

(1) Unless otherwise noted, all shares are beneficially owned and the sole voting and investment power is held by the persons indicated.

(2)  Based on 233,271 shares outstanding as of May 25, 2001.

(3) The address of this person is c/o the Company, 880 South Lake Boulevard, Mahopac, New York 10541.

(4) Includes the following Shares as to which Peter Walker disclaims beneficial ownership to the extent such shares are held for the benefit of Richard Walker: (a) 69,562 Shares held in trust for the benefit of Peter Walker and Richard Walker, equally under the Robert Walker Life Insurance Trust, as to which Peter Walker serves as trustee; and (b) 16,500 Shares held in trust for the benefit of Peter Walker, as to which Peter Walker serves as trustee.

(5) The beneficiaries of the Robert Walker Life Insurance Trust are Peter Walker (45,000 shares) and Richard Walker (24,562 shares).
 Peter Walker, as Trustee, has voting power over said Shares held in trust.

Certain Relationships and Related Transactions

The Company has retained the law firm of Snow Becker Krauss P.C., of which Charles Snow, a Director of the Company, is a principal.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended November 30, 2000, 1999 and 1998, by the Company's Chief Executive Officer, who was the Company's only executive officer whose total compensation exceeded $100,000.


Annual Compensation

Name and
Principal Position	Year 	Salary($) 	Bonus($)

Peter Walker            2000  $100,000          $     0
Chief Executive         1999   100,000           10,000
Officer and Director    1998   110,000           10,000

Directors Fees

Directors currently receive no cash compensation for serving on the Board of Directors other than reimbursement of reasonable expenses incurred in attending meetings.


ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1 - ELECTION OF DIRECTORS

A Board of three Directors of the Company is to be elected at the Annual
 Meeting by the Stockholders of the Company, each Director to serve, subject to the provisions of the Company's By-laws, for a term of one year or until their respective successors are duly elected and qualify.

All nominees named below are presently members of the Company's Board of Directors. In the event any one or more of the following nominees is unable to serve, it is the intention of the persons named in the proxy to vote for the election of substitutes proposed by the Board of Directors or, if no substitute is proposed, for the remaining nominees. The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

The shares represented by proxies solicited hereunder will be voted "FOR" the election of the nominees named below, except to the extent that such proxies are marked to indicate that authorization to do so is withheld.

The following table sets forth information as to each nominee for election as a Director of the Company.

                                                     Has Served as Director
                                                      with Registrant
Name            Age     Positions and Offices         Continuously Since

Peter Walker    54      President, CEO and Chairman        1973

Richard Norris  54      Vice-President, Secretary,         1981
                        Treasurer and a Director

Charles Snow    69      Director                           1976


Business Experience

Peter Walker, President, Chief Executive Officer and Chairman, assumed his position as President in 1984 and as Chairman in 1987. Prior to 1984 and beginning in 1977, Mr. Walker was Executive Vice-President, Secretary and a Director of the Company. Previously, Mr. Walker was Vice-President of the Company.

Richard Norris has been a Vice-President of the Company since 1983, Treasurer of the Company since 1977 and Secretary since 1984. For more than 5 years prior thereto he was employed in the Company's financial department as Assistant Treasurer, Controller and Assistant Controller.

Charles Snow, a principal of the law firm of Snow Becker Krauss P.C., general counsel to the Company, has been engaged in the practice of law for more than 30 years.

Certain Information Concerning the Board of Directors

During the fiscal year ended November 30, 2000, the Board of Directors held four (4) meetings. Each Director of the Company attended each such meeting. With the exception of the Company's Stock Option Committee, the Company has no standing committees of the Board of Directors or any other committees performing similar functions.

      The Board of Directors recommends a
      vote "FOR" all the nominees listed in the foregoing Proposal 1


PROPOSAL 2 - AUDITORS

The firm of Kofler, Levenstein, Romanotto & Co., P.C. has been appointed by the Board of Directors as auditors for the fiscal year ending November 30, 2001. No partner of Kofler, Levenstein, Romanotto & Co., P.C. has any direct or indirect financial interest in the Company or its subsidiaries. It is not expected that a representative of Kofler, Levenstein, Romanotto & Co., P.C. will attend the Annual Meeting.

      The Board of Directors recommends a vote "FOR" ratification of the appointment of Kofler, Levenstein, Romanotto & Co., P.C. as auditors for the fiscal year ending November 30, 2001.

OTHER MATTERS

The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by the accompanying proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement.
 If any other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.

STOCKHOLDER PROPOSALS

No person who intends to present a proposal for action at a forthcoming stockholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record or beneficial owner of at least 1% or $2,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held,
 (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Delaware law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement and form of proxy for the Company's next annual meeting of stockholders will be submitted timely only if the proposal has been received at the Company's principal executive office no later than January 29, 2002. If the date of such meeting is changed by more than 30 calendar days from June 27, 2002, or if the proposal is to be presented at any meeting other than the next annual meeting of stockholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

For any proposal that is not submitted for inclusion in the proxy statement for the 2002 Annual Meeting of Stockholders of the Company, but is instead sought to be presented directly at the 2002 annual meeting, SEC rules will permit management to vote proxies in its discretion if the Company:

* receives notice of the proposal before the close of business on April 15, 2002 and advise shareholders in the 2002 proxy statement about the nature of the matter and how management intends to vote on such matter, or
* does not receive notice of the proposal prior to the close of business on April 15, 2002.

Notices of intention to present proposals at the 2002 Annual Meeting should be addressed to the Company's Secretary at Walker International Industries, Inc., 880 South Lake Boulevard, Mahopac, New York 10541.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. These reporting persons are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on the Company's review of copies of such forms received or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the time period from December 1, 1999 through November 30, 2000, all filing requirements applicable to its officers, directors and greater then ten percent beneficial owners were complied with.

AVAILABLE INFORMATION

Copies of the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2000 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Common Stock) upon written request to Richard Norris, the Company's Secretary, Walker International Industries, Inc., 880 South Lake Boulevard, Mahopac, New York 10541. The Company's EDGAR filings, including exhibits, can be obtained from the Commission's World Wide Web site: www.sec.gov.

EXPENSES

The entire cost of preparing, assembling, printing and mailing this Proxy
 Statement, the enclosed form of proxy and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names and nominees, and will reimburse those banks and brokers for their reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

By Order of the Board of Directors
Mahopac, New York
May  30, 2001					Peter Walker, President

PROXY
WALKER INTERNATIONAL INDUSTRIES, INC.

The undersigned stockholder of Walker International Industries, Inc., a Delaware corporation, hereby appoints Peter Walker and Richard Norris, and each of them (with full power of substitution), proxies and attorneys-in-fact of the undersigned to represent the undersigned at the Annual Meeting of Stockholders of Walker International Industries, Inc., to be held on June 27, 2001 at 9:00 a.m., local time, at the Company's offices at 880 South Lake Boulevard, Mahopac, New York, and any adjournment or adjournments thereof, and to vote all shares of Common Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth in this proxy card.

1.	ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

[ ] FOR all nominees listed below
[ ] WITHHOLD AUTHORITY to vote for all nominees listed below
(Instructions:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
 STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW)

Peter Walker /  Richard Norris /  Charles Snow

2.	The ratification of the appointment of Kofler, Levenstein,
 Romanotto & Co., P.C. as the independent public accountants for the Company for the fiscal year ending November 30, 2001.

[  ] FOR     	[  ] AGAINST     	[  ] ABSTAIN

The undersigned hereby revokes any other proxy to vote at such Annual
 Meeting and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR, IF NO
 CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE NOMINATD DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF KOFLER, LEVENSTEIN, ROMANOTTO & CO., P.C., AS INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING. EACH MATTER ABOVE WAS PROPOSED BY THE BOARD OF DIRECTORS.

The undersigned acknowledges receipt of a copy of the Notice of Annual
 Meeting and accompanying Proxy Statement dated May 30, 2001, relating to the Annual Meeting, and of the Company's 2000 Annual Report to Stockholders.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.


Signature(s) of Stockholder(s)

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.

Date:                                            , 2001

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
WALKER INTERNATIONAL INDUSTRIES, INC.